Exhibit 99.1

RELEASE DRAFT 31 Oct 5 PM

Tower International Reports Third Quarter Results

LIVONIA, Mich., November 2, 2016 – Tower International, Inc. [NYSE: TOWR], a leading global manufacturer of engineered automotive structural metal components and assemblies, today announced third quarter 2016 results, updated its business outlook for the fourth quarter and full year 2016, and discussed other business developments. (Unless otherwise noted, all information refers to Tower’s continuing operations in North America and Europe.)

•	Revenue for the third quarter was $457 million, up 3% from $442 million in the third quarter of 2015, reflecting organic new-business growth in North America.

•	Net income from continuing and discontinued operations was a record for the third quarter, at $18.2 million or 86 cents per diluted share, compared with net income of $16.3 million or 76 cents per share in the third quarter last year. As detailed below, this year’s third quarter included certain items that adversely impacted results by $0.9 million. Excluding these items and comparable items in the third quarter of 2015, diluted adjusted earnings were 90 cents per share, 20% better than a year ago.

•	Adjusted EBITDA for the quarter was $50.1 million, up 14% from $43.8 million a year ago. Adjusted EBITDA margin was an all-time best for a third quarter, at 11%, up 1.1 percentage points. These significant improvements reflected the combined positive effects of our organic revenue growth, higher-margin new business, and favorable year-over-year net cost performance at this stage of our new-business phase-in.

•	The same basic factors that provided the strong earnings comparisons in the third quarter are also presently projected to drive strong fourth quarter comparisons, including year-over-year improvements of about 20% in adjusted EBITDA and about 25% in diluted adjusted earnings per share. Adjusted EBITDA margin in the fourth quarter is projected to increase to about 12%, which would be an all-time record for any quarter, and free cash flow is projected to be about $60 million, which would meaningfully improve Tower’s balance-sheet leverage. (Fourth quarter 2016 GAAP net income and EPS, while positive, will be lower than fourth quarter 2015, which benefited from the reversal of approximately $130 million of tax valuation allowances.)

•	The strong financial results achieved in the third quarter and presently projected for the fourth quarter take into account the downward production adjustments recently taken and presently planned by our OEM customers. Based on the latest production schedules, full year results are now projected at revenue of $1.915 billion, adjusted EBITDA of $200-$202 million, and adjusted EPS of $3.30.

•	Tower also reported the following other business developments:

-	Agreements have been reached to sell the Company’s remaining businesses in China. Cash proceeds after taxes are expected to be about $25 million.
-	The outlook for adjusted EPS is improved by about 10-15 cents per year for the next few years because of expected R&D tax credits.
-	The latest projection is that Tower will not become a U.S. cash taxpayer until 2020, or one year later than the prior estimate.
-	Consistent with the Company’s positive business and cash-flow outlook, the dividend was increased by 10% and about 4% of outstanding shares have been repurchased through September 30.

“It was a strong quarter for Tower, in some ways our best ever,” said CEO Mark Malcolm. “We presently believe that industry volume in 2017 will be roughly the same as 2016. Tower is, however, relatively well-positioned regardless of your volume outlook. This reflects the underlying strength and tailwinds at Tower from the higher-margin new business coming on board over the next few years that, absent lower industry volume, is expected to drive further increases in overall margin and best-ever free cash flow.”

Tower to Host Conference Call Today at 11 a.m. EDT

Tower will discuss its third quarter 2016 results and other related matters in a conference call at 11 a.m. EDT today. Participants may listen to the audio portion of the conference call either through a live audio webcast on the Company’s website or by telephone. The slide presentation and webcast can be accessed via the investor relations portion of Tower’s website www.towerinternational.com. To dial into the conference call, domestic callers should dial (866) 393-4576, international callers should dial (706) 679-1462. An audio recording of the call will be available approximately two hours after the completion of the call. To access this recording, please dial (855) 859-2056 (domestic) or (404) 537-3406 (international) and reference Conference I.D. #4577487. A webcast replay will also be available and may be accessed via Tower’s website.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures: “adjusted EBITDA”, “adjusted EBITDA margin”, “adjusted earnings per share (EPS)”, and “free cash flow”. We define adjusted EBITDA as net income/(loss) before interest, taxes, depreciation, amortization, restructuring items and other adjustments described in the reconciliations provided in this press release. Adjusted EBITDA margin represents adjusted EBITDA as a percentage of revenues. Adjusted earnings per share exclude certain income and expense items described in the reconciliation provided in this press release. Free cash flow is defined as cash provided by operating activities less cash disbursed for purchases of property, plant and equipment. We use adjusted EBITDA, adjusted EBITDA margin, adjusted earnings per share, and free cash flow as supplements to information provided in accordance with generally accepted accounting principles (“GAAP”) in evaluating our business and they are included in this press release because they are principal factors upon which our management assesses performance and in certain instances in measuring performance for compensation purposes. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP are set forth below. The non-GAAP measures presented above are not measures of performance under GAAP. These measures should not be considered as alternatives for the most directly comparable financial measures calculated in accordance with GAAP. Other companies in our industry may define these non-GAAP measures differently than we do and, as a result, these non-GAAP measures may not be comparable to similarly titled measures used by other companies in our industry; and certain of our non-GAAP financial measures exclude financial information that some may consider important in evaluating our performance. Given the inherent uncertainty regarding mark to market adjustments of financial instruments, fair value adjustments to our pension plan, potential gain or loss on our discontinued operations, potential restructuring expenses, and expenses related to our long-term incentive compensation programs in any future period, a reconciliation of forward-looking financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP is not feasible. Consequently, any attempt to disclose such reconciliations would imply a degree of precision that could be confusing or misleading to investors. The magnitude of these items, however, may be significant.

Forward-Looking Statements and Risk Factors

This press release contains statements which constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding the Company’s projected revenues, earnings, EBITDA, margin, free cash flow, and statements regarding the Company’s tax position and future business outlook, including plans to divest of the Company’s discontinued operations. The forward-looking statements can be identified by words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “project,” “target,” and other similar expressions. Forward-looking statements are made as of the date of this press release and are based upon management’s current expectations and beliefs concerning future developments and their potential effects on us. Such forward-looking statements are not guarantees of future performance. The following important factors, as well as risk factors described in our reports filed with the SEC, could cause our actual results to differ materially from estimates or expectations reflected in such forward-looking statements:

•	global automobile production volumes;
•	the financial condition of our customers and suppliers;
•	our ability to make scheduled payments of principal or interest on our indebtedness and comply with the covenants and restrictions contained in the instruments governing our indebtedness;
•	our ability to refinance our indebtedness;
•	risks associated with our non-U.S. operations, including foreign exchange risks and economic uncertainty in some regions;
•	any increase in the expense and funding requirements of our pension and other postretirement benefits;
•	our customers’ ability to obtain equity and debt financing for their businesses;
•	our dependence on our largest customers;
•	pricing pressure from our customers;
•	work stoppages or other labor issues affecting us or our customers or suppliers;
•	our ability to integrate acquired businesses;
•	risks associated with business divestitures; and
•	costs or liabilities relating to environmental and safety regulations.

We do not assume any obligation to update or revise the forward-looking statements contained in this press release.

Contact:

Derek Fiebig

Executive Director, Investor & External Relations

(248) 675-6457

fiebig.derek@towerinternational.com

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except share and per share amounts - unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015

Revenues	$457,042	$442,190	$1,451,367	$1,341,181
Cost of sales	396,806	388,989	1,271,900	1,171,682
Gross profit	60,236	53,201	179,467	169,499
Selling, general, and administrative expenses	31,223	30,869	96,125	90,602
Amortization expense	112	249	344	249
Restructuring and asset impairment charges, net	1,196	784	2,782	6,984
Operating income	27,705	21,299	80,216	71,664
Interest expense	5,598	6,223	18,167	17,821
Interest income	40	6	108	16
Other expense	-	-	6,481	-
Income before provision for income taxes and income / (loss) from discontinued operations	22,147	15,082	55,676	53,859
Provision for income taxes	4,239	1,456	13,770	5,287
Income from continuing operations	17,908	13,626	41,906	48,572
Income / (loss) from discontinued operations, net of tax	367	3,246	(19,999)	1,560
Net income	18,275	16,872	21,907	50,132
Less: Net income attributable to the noncontrolling interests	118	589	213	1,162
Net income attributable to Tower International, Inc.	$18,157	$16,283	$21,694	$48,970

Weighted average basic shares outstanding	20,830,203	21,107,477	21,039,305	21,087,691
Weighted average diluted shares outstanding	21,182,149	21,422,859	21,372,875	21,395,797

Basic income per share attributable to Tower International, Inc.:
Income per share from continuing operations	$0.85	$0.62	$1.98	$2.25
Income / (loss) per share from discontinued operations	0.02	0.15	(0.95)	0.07
Income per share	0.87	0.77	1.03	2.32

Diluted income per share attributable to Tower International, Inc.:
Income per share from continuing operations	$0.84	$0.61	$1.95	$2.22
Income / (loss) per share from discontinued operations	0.02	0.15	(0.93)	0.07
Income per share	0.86	0.76	1.02	2.29

Dividends declared per share	$0.10	$-	$0.30	$-

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except share data - unaudited)

	September 30,	December 31,
	2016	2015

ASSETS
Cash and cash equivalents	$47,216	$121,594
Accounts receivable, net of allowance of $797 and $1,277	242,338	223,735
Inventories	77,402	66,648
Assets held for sale	104,482	113,664
Prepaid tooling, notes receivable, and other	134,089	68,242
Total current assets	605,527	593,883

Property, plant, and equipment, net	452,541	427,887
Goodwill	60,215	59,340
Deferred tax asset	119,584	127,207
Other assets, net	8,867	7,180
Total assets	$1,246,734	$1,215,497

LIABILITIES AND EQUITY
Short-term debt and current maturities of capital lease obligations	$35,380	$29,492
Accounts payable	292,224	268,008
Accrued liabilities	110,918	100,529
Liabilities held for sale	51,355	44,157
Total current liabilities	489,877	442,186

Long-term debt, net of current maturities	399,052	409,116
Obligations under capital leases, net of current maturities	5,445	5,984
Deferred tax liability	6,586	6,167
Pension liability	57,773	65,621
Other non-current liabilities	78,448	79,704
Total non-current liabilities	547,304	566,592
Total liabilities	1,037,181	1,008,778

Stockholders' equity:
Tower International, Inc.'s stockholders' equity
Common stock	$221	$220
Additional paid in capital	339,477	337,864
Treasury stock	(34,600)	(16,067)
Accumulated deficit	(28,670)	(44,030)
Accumulated other comprehensive loss	(73,926)	(80,492)
Total Tower International, Inc.'s stockholders' equity	202,502	197,495
Noncontrolling interests in subsidiaries	7,051	9,224
Total stockholders' equity	209,553	206,719

Total liabilities and stockholders' equity	$1,246,734	$1,215,497

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amounts in thousands - unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015

OPERATING ACTIVITIES:
Net income	$18,275	$16,872	$21,907	$50,132
Less: Income from discontinued operations, net of tax	367	3,246	(19,999)	1,560
Income from continuing operations	17,908	13,626	41,906	48,572

Adjustments required to reconcile income from continuing operations to net cash provided by continuing operating activities:
Deferred income tax provision	$2,135	$(345)	$10,251	$(238)
Depreciation and amortization	17,900	18,381	53,383	54,227
Non-cash share-based compensation	511	512	1,545	1,814
Pension income, net of contributions	(3,384)	(4,039)	(7,851)	(10,267)
Change in working capital and other operating items	(25,107)	(1,562)	(66,876)	(55,620)
Net cash provided by continuing operating activities	$9,963	$26,573	$32,358	$38,488

INVESTING ACTIVITIES:
Cash disbursed for purchases of property, plant, and equipment, net	$(12,610)	$(28,205)	$(73,536)	$(56,438)
Proceeds from disposition of China JVs, net	-	9,947	-	9,947
Acquisition, net of cash	-	(21,740)	-	(21,740)
Net cash used in continuing investing activities	$(12,610)	$(39,998)	$(73,536)	$(68,231)

FINANCING ACTIVITIES:
Proceeds from borrowings	$162,848	$30,580	$458,752	$93,952
Repayments of borrowings	(145,228)	(33,414)	(417,664)	(95,834)
Repayments on Term Loan Credit Facility	-	-	(50,000)	(25,000)
Proceeds from termination of cross currency swaps	-	-	-	32,377
Dividend payment to Tower shareholders	(2,105)	-	(6,334)	-
Proceeds from stock options exercised	43	10	68	160
Purchase of treasury stock	(17,912)	(2)	(18,533)	(6,551)
Net cash used in continuing financing activities	$(2,353)	$(2,826)	$(33,711)	$(896)

Discontinued operations:
Net cash from discontinued operating activities	$639	$14,145	$3,714	$21,551
Net cash used in discontinued investing activities	(203)	(6,151)	(2,110)	(8,953)
Net cash used in discontinued financing activities	(263)	(6,655)	(2,899)	(9,650)
Net cash from / (used in) discontinued operations	$173	$1,339	$(1,295)	$2,948

Effect of exchange rate changes on continuing cash and cash equivalents	$266	$(1,220)	$1,806	$(3,719)

NET CHANGE IN CASH AND CASH EQUIVALENTS	$(4,561)	$(16,132)	$(74,378)	$(31,410)

CASH AND CASH EQUIVALENTS:
Beginning of period	$51,777	$117,406	$121,594	$132,684

End of period	$47,216	$101,274	$47,216	$101,274

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

SEGMENT DATA AND NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

(Amounts in thousands - unaudited)

Segment Data	Three Months Ended September 30,
	2016		2015
	Revenues	Adjusted EBITDA	Revenues	Adjusted EBITDA
Europe	$147,964	$12,084	$154,900	$12,983
North America	309,078	38,039	287,290	30,847
Consolidated	$457,042	$50,123	$442,190	$43,830

	Nine Months Ended September 30,
	2016		2015
	Revenues	Adjusted EBITDA	Revenues	Adjusted EBITDA
Europe	$484,064	$37,307	$496,001	$41,194
North America	967,303	108,170	845,180	101,249
Consolidated	$1,451,367	$145,477	$1,341,181	$142,443

Adjusted EBITDA Reconciliation	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Adjusted EBITDA	$50,123	$43,830	$145,477	142,443
Restructuring and asset impairment charges, net	(1,196)	(784)	(2,782)	(6,984)
Depreciation and amortization	(17,900)	(18,381)	(53,383)	(54,227)
Acquisition costs and other	(47)	(436)	(318)	(675)
Long-term compensation expense	(3,275)	(2,870)	(8,778)	(8,870)
Interest expense, net	(5,558)	(6,277)	(18,059)	(17,828)
Other expense	-	-	(6,481)	-
Provision for income taxes	(4,239)	(1,456)	(13,770)	(5,287)
Income / (loss) from discontinued operations, net of tax	367	3,246	(19,999)	1,560
Net income attributable to noncontrolling interests	(118)	(589)	(213)	(1,162)
Net income attributable to Tower International, Inc.	$18,157	$16,283	$21,694	$48,970

Adjusted Free Cash Flow Reconciliation	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net cash provided by continuing operating activities	$9,963	$26,573	$32,358	$38,488
Cash disbursed for purchases of PP&E	(12,610)	(28,205)	(73,536)	(56,438)
Free cash flow	(2,647)	(1,632)	(41,178)	(17,950)
Net cash received / (disbursed) for customer-owned tooling	(31,318)	(19,312)	(52,069)	(39,805)
Adjusted free cash flow	$28,671	$17,680	$10,891	$21,855

Net Debt Reconciliation	September 30,	December 31,
	2016	2015
Short-term debt and current maturities of capital lease obligations	$35,380	$29,492
Long-term debt, net of current maturities	405,716	418,078
Debt issue costs	(6,664)	(8,962)
Obligations under capital leases, net of current maturities	5,445	5,984
Total debt	439,877	444,592
Less: Cash and cash equivalents	(47,216)	(121,594)
Add: Cash attributable to discontinued operations	-	8,720
Net debt	$392,661	$331,718

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CERTAIN ITEMS INCLUDED IN NET INCOME

(Amounts in thousands, except per share amounts - unaudited)

	After tax		Before tax
	Three Months Ended		Three Months Ended
	September 30,		September 30,
	2016	2015	2016	2015

Income / (expense) items included in net income, net of tax:
Selling, general, and administrative expenses
One-time CEO compensation awards	$(710)	$(933)	$(1,044)	$(933)
Acquisition costs	-	(393)	-	(393)
Restructuring and asset impairment charges, net
One-time restructuring actions	-	(192)	-	(192)
Interest expense
Mark-to-market loss on derivative financial instruments	(428)	(1,006)	(629)	(1,006)
Discontinued operations
Income from discontinued operations	367	3,246	367	3,246
Noncontrolling interests
Net income attributable to noncontrolling interests*	(118)	(589)	(118)	(589)
Total items included in net income, net of tax	$(889)	$133

Net income attributable to Tower International, Inc.	$18,157	$16,283

Memo: Average shares outstanding (in thousands)
Basic	20,830	21,107
Diluted	21,182	21,423

Income per common share (GAAP)
Basic	$0.87	$0.77
Diluted	0.86	0.76

Diluted adjusted earnings per share (non-GAAP)	$0.90	$0.75

* Amounts attributable to noncontrolling interests of discontinued operations

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CERTAIN ITEMS INCLUDED IN NET INCOME

(Amounts in thousands, except per share amounts - unaudited)

	After tax		Before tax
	Nine Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015

Income / (expense) items included in net income, net of tax:
Selling, general, and administrative expenses
One-time CEO compensation awards	$(1,154)	$(2,799)	$(1,697)	$(2,799)
Acquisition costs	-	(393)	-	(393)
Restructuring and asset impairment charges, net
One-time restructuring actions	-	(192)	-	(192)
Change in estimated future rent	-	(4,760)	-	(4,760)
Interest expense
Mark-to-market loss on derivative financial instruments	(2,320)	(1,280)	(3,412)	(1,280)
Acceleration of the amortization of debt issue costs and OID	(503)	(440)	(740)	(440)
Other expense
European divestiture expenses	(4,544)	-	(6,481)	-
Discontinued operations
Income / (loss) from discontinued operations	(19,999)	1,560	(19,999)	1,560
Noncontrolling interests
Net income attributable to noncontrolling interests*	(213)	(1,162)	(213)	(1,162)
Total items included in net income, net of tax	$(28,733)	$(9,466)

Net income attributable to Tower International, Inc.	$21,694	$48,970

Memo: Average shares outstanding (in thousands)
Basic	21,039	21,088
Diluted	21,373	21,396

Income per common share (GAAP)
Basic	$1.03	$2.32
Diluted	1.02	2.29

Diluted adjusted earnings per share (non-GAAP)	$2.36	$2.73

* Amounts attributable to noncontrolling interests of discontinued operations